Leases - Income statement and cash flows (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019		Dec. 31, 2018
Leases
Depreciation, right-of-use assets	$ 10,112
Interest expense on lease liabilities	1,358	$ 1,972		$ 119
Currency translation gains on lease liabilities	(1,610)
Currency translation losses on right of use assets	2,138
Principal	10,315	$ 18,105	[1]
Interest	$ 1,358

[1]	While in previous periods Ferroglobe presented interest paid as cash flows from operating activities, management deems interest paid as among activities that alter the borrowing structure of the Company and therefore most appropriately presented as among financing activities. This change allows for a fairer presentation of cash flow to users of the financial statements. Previous periods have been restated in order to show interest paid as net cash used in financing activities.